UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 24, 2006
Date of report (Date of earliest event reported)

MedicalCV, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-33295	41-1717208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 South Robert Trail
Inver Grove Heights, Minnesota 55077
(Address of principal executive offices, including zip code)

(651) 452-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)           On August 24, 2006, Lawrence L. Horsch, one of our directors, advised us that he plans to resign from our board of directors at the commencement of our 2006 annual meeting of shareholders to be held on October 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedicalCV, Inc.

Date: August 30, 2006	By:	/s/Eapen Chacko
Eapen Chacko
Vice President, Finance and Chief Financial Officer

[SEC CORRESPONDENCE]

MedicalCV, Inc.
9725 South Robert Trail
Inver Grove Heights, Minnesota 55077

August 30, 2006

Writer’s Direct Dial:

(651) 234-6672

VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

Re:                             MedicalCV, Inc.
Current Report on Form 8-K
File No. 0-33295

Ladies and Gentlemen:

On behalf of MedicalCV, Inc. (the “Company”) (File No. 0-33295), attached please find an EDGAR transmission of the Company’s Current Report on Form 8-K.  This report relates to the intention of one of the Company’s directors to resign from the board.

Should you have any questions, please call the undersigned at (651) 234-6672 or Brett D. Anderson of Briggs and Morgan, our legal counsel, at (612) 977-8417.

Very truly yours,

/s/Eapen Chacko
Eapen Chacko
Vice President, Finance and Chief Financial Officer

cc:	Brett D. Anderson, Esq.